Stephens Fall Investment Conference November 16, 2010 (NYSE AMEX: PDC) www.pioneerdrlg.com Exhibit 99.1

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal,” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes , among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the
Company's annual report on Form 10-K for the fiscal year ended December 31, 2009 and Form 10-Q for the three months ended, March 31, 2010 and September 30, 2010. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward looking statements.

Overview
Ticker Symbol: PDC
Market Cap: $374 million (November 11, 2010)
Stock price: $6.91 (November 11, 2010)
Average 3-month daily
trading volume:
452,000 shares
Public float: Approximately 54 million shares
Employees: 2,444
Headquarters: San Antonio, Texas

4 Pioneer Drilling Overview

Investment Considerations
Rig fleet trading at a significant discount to replacement value
Focused on protecting cash flow from natural gas price uncertainty
Approximately 70% of working rigs on term contracts
(1)
Approximately 60% of working rigs in shale plays
(1)
Approximately 60% of our working drilling rigs and workover rigs are operating on wells targeting oil
(1)
Recent bond offering combined with credit facility provides ample flexibility and liquidity
Continued growth opportunities in core businesses:  land drilling, well services and wireline

(1)  Based on information provided in 3rd quarter 2010 conference call; company research as of November 4, 2010

Service Points
Drilling Services
Well Services
Wireline Services
Fishing & Rental Services
PDC HQ

Drilling Services
35%
65%
Production Services

Drilling Services
55%
45%
Production Services

Overview of Pioneer
71 land drilling rigs (approximately 9 largest contract driller)
74 well service rigs (approximately 6 largest well service provider)
82 wireline units (65 cased hole, 17 open hole)
Diversified Energy Services Provider TTM September 30, 2010
Total Revenue:  $420 million
Total Segment Margin: $125 million
6
Colombia
th
th

Corporate Strategy
Focused on value-added organic growth in core businesses:  land drilling, well services and wireline
Maintaining emphasis on new-build equipment and state-of-the-art technology
Continuing to pursue further international expansion
Maintain leadership position in accident-free work environment

Recent Developments

Locking in drilling rig utilization with term contracts
Increased term contracts from 4 to 32 since beginning of year, including
All seven rigs drilling in the Marcellus,
Eight rigs drilling in Bakken,
Six rigs drilling in Eagle Ford,
One rig drilling in South Texas,
Two rigs drilling in Uintah Basin, and
All eight rigs drilling in Colombia

Drilling Services-Segment Overview

Historical Fleet Growth
Locations
Current Rig Fleet Mix
Note: Rig counts for 2004, 2005 and 2006 represent fiscal years ended March 31, 2004, 2005 and 2006 while 2007, 2008 and 2009 represent fiscal years ended December 31, 2007, 2008 and 2009.
* Cold-stacked
19 rigs
Avg HP: 1,084
South Texas
16 rigs
Avg HP: 931
East Texas
58%
42%
49%
31%
20%
Electric
Mechanical
550-999
HP
1,000-1,499
HP
1,500-2,000
HP
9 rigs
Avg HP: 1,222
North Dakota
3 rigs
Avg HP: 850
North Texas
3 rigs
Avg HP: 1000
Utah
7 rigs
Avg HP: 1,000
Appalachia
8 rigs
Avg HP: 1,375
Colombia
6 rigs
Avg HP: 600
Oklahoma*
40
52
61
66
70
71
0
20
40
60
80
2004 2005 2006 2007 2008 2009

100%
80%
60%
40%
20%
0%
Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Q3 '05
Q1 '06
Q3 '06
Q1 '07
Q3 '07
Q1 '08
Q3 '08
Q1 '09
Q3 '09
Q1 '10
Q3 '10

PIONEER DRILLING COMPANY

Strong Utilization Through the Cycles
Averaged 85% utilization through cycles since 2001, comparing favorably to peers
Utilization has rebounded from a monthly low of 33% in June 2009 to 63% currently
(1)
Comparable Utilization Rates
Pioneer Helmerich & Payne Patterson-UTI Nabors Precision (U.S.)
Source:  Helmerich & Payne, Patterson-UTI, & Precision Drilling data consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, &  press releases.  Nabors utilization rates for worldwide land fleet obtained from public documents and industry analysts.  Helmerich & Payne Q3 2010 only estimated based on analyst reports. Pioneer Drilling utilization rates include Colombian operations beginning Q3 2007.
(1)    PDC utilization for Q3 2010.

Modern, Efficient Drilling Fleet
Over 75% of fleet is shale capable
31 new builds (44%) since 2001 with
most constructed during 2004 - 2006
69% with 1,000 HP - 2,000 HP
35 rigs working with top drives (49%
of fleet)
63% with iron roughnecks
42% electric
12 walking/skidding systems on rigs
3 more installed in Q4
33 pairs of 1300/1600 HP mud pumps
50 Series Rig

60 Series Rig

Mast
Traveling
Equipment
Mud Tanks
Handling
Equipment
Drawworks
Mud Pumps
Mud Cleaning
Equipment
Pipe Racks
Accumulator
Gas Buster
Choke
Manifold
SCR House
Fuel-Water
Tank
Power
Package
Suitcases

Well Service Fleet Overview

One of the newest and most highly capable well service fleets in the industry
Sixty-nine 550 HP rigs
Four 600 HP rigs
One 400 HP rig
Established in the Bakken, Fayetteville, Haynesville and Eagle Ford shales
Well Service Fleet Age
Well Service Locations
Average year in service:  2007
66%
2007 or
newer
31%
3%
Williston
Bryan
Palestine
Longview
New Iberia
El Campo
Liberty
Kenedy
Conway
Laurel
2005-2006
2002-2004

COMPETITION WIRELINE SERVICES

LOG-TECH

PIONEER WIRELINE SERVICES

PENKOTA WIRELINE SERVICES

PSI PHOENIX SERVICES, INC.

PIONEER DRILLING COMPANY

Wireline and Fishing & Rental Overview

Wireline Services
Open and cased-hole wireline services
82 wireline units with an average age
of less than 5 years
Established in the Bakken, Barnett,
Marcellus, Haynesville, Niobrara and
Eagle Ford shales
Fishing & Rental Services
Range of specialized services and
equipment that are utilized on a non-
routine basis for both drilling and well
servicing operations
Overview
Locations
Williston
Dickinson
Cut Bank
Billings
Havre
Tyler
Bossier City
Broussard
Graham
Alvarado
Roosevelt
Pratt
Liberal
Hays
Casper
Buckhannon
Punxsutawney
Ft. Morgan
Brighton
Wray
Woodward
Pampa
Springtown
El Campo
Wireline
Fishing & Rental
Laredo

15 Industry and Market Conditions

2,200
1,800
1,400
1,000
600
5.0%
2.5%
0.0%
-2.5%
-5.0%
Jan-07
Dec-07
Nov-08
Oct-09
Sep-10
Land Rigs
BHI Rolling 4-Week Avg. Weekly Change

1,000
800
600
400
200
0
Oil
Fall '08 Peak: 442
November 24, 2010: 718
Jan-07
Dec-07
Nov-08
Oct-09
Sep-10
Oil
Horizontal

PIONEER DRILLING COMPANY

Recovery in U.S. Land Rig Count
1
16
Steady rig count improvement during the second half of 2009 and 2010 YTD
Horizontal and oil rig counts have surpassed Fall 2008 peak levels
Land Rig Count Horizontal & Oil Rig Count
Source:  Baker Hughes.
Source:  Baker Hughes.
Horizontal
Fall ’08 Peak: 650
November 5, 2010:  943

U.S. Lower 48 Nat Gas Production (Bcfd)
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034

ExxonMobil

STATOIL

Chevron

TOTAL

bp

PIONEER DRILLING COMPANY

30
35
40
45
50
55
60
65
70
Base Production (all sources) Unconventional Alaska LNG imports
Benefits of Growing Shale Plays
1
17
Oilfield service companies stand to benefit from shale production due to its lower risk development and increased service intensity (up to 3 - 5x conventional)
Reintroduction of the Majors in the U.S. market should result in greater activity levels
Recent U.S. Shale Investments
Source: Base production, Alaska, and LNG import data – EIA AEO 2010.
Growing Importance of Shale
$Millions
$40,991 12/14/2009
$4,700 5/28/2010
$3,375 11/11/2008
$3,200 11/9/2010
$2,250 12/30/2009
$1,900 9/2/2008
$1,050 6/30/2009

$160
$140
$120
$100
$80
$60
$40
$20
$0
U.S. Drilling & Completion Spend ($Billions)
$72
$113
$80
$132
$86
$137
2010
2011
2012
Sept 2009 Estimate
Sept 2010 Estimate

90
80
70
60
50
40
30
20
10
0
Well Service / Workover Jobs (in thousands)
58
76
61
84
61
85
2010
2011
2012
Sept 2009 Estimate
Sept 2010 Estimate

PIONEER DRILLING COMPANY

Conclusion: Improving Oil Service Outlook
1
18
North American capital spending outlook much improved
Upstream Spending Outlook Well Service / Workover Jobs Outlook
Source:  Spears & Associates.
Source:  Spears & Associates.

19 Financials

Capitalization

($ in millions)
September 30, 2010
Cash $ 16.9
Revolving Credit Facility ($225)
(1)
39.8
Sr. Unsecured Notes 239.9
Other 3.3
Total Debt $ 283.0
Stockholders' Equity 398.6
Total Capitalization $ 681.6
LTM EBITDA $ 79.5
Debt / LTM EBITDA
(2)
3.44x
Debt / Total Book Capitalization 41.5%
(1)   Excludes $9.2 million of LCs outstanding.
(2)  Total consolidated leverage ratio as reported in form 10Q for the third quarter 2010.

$163
$257
$396
$417
$610
$326
$420
$0
$150
$300
$450
$600
$750
2004 2005 2006 2007 2008 2009 TTM
$32
$90
$177
$145
$215
$75
$80
$0
$50
$100
$150
$200
$250
2004 2005 2006 2007 2008 2009 TTM
Consolidated Revenue & EBITDA
Revenue ($ millions) EBITDA ($ millions)
(1)
(1)
Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings.
(1)  As of September 30, 2010.

$160
$140
$120
$100
$80
$60
$40
$20
$0
$MMs
$16
$21
$22
$15
$16
$139
$137
$127
$96
$101
2006
2007
2008
2009
Sep 2010 YTD
Discretionary
Routine

PIONEER DRILLING COMPANY

Capital Expenditures 22

23 Appendix

Reconciliation of EBITDA to Net Income
Year ended December 31,
($ in millions) 2004 2005 2006 2007 2008 2009
EBITDA 31.7        90.3        176.6      144.5      214.8      74.9
Depreciation & Amortization (20.6)       (30.8)       (47.6)       (63.6)       (88.1)       (106.2)
Net Interest (1.9)         0.8          3.6          3.3          (11.8)       (8.9)
Impairment Expense - - - - (171.5)     -
Income Tax (Expense) Benefit (3.4)         (22.1)       (47.7)       (27.3)       (6.1)         17.0
Net Income (Loss) 5.7          38.1        84.8        56.9        (62.7)       (23.2)
TTM
($ in millions)
Q4
2009
Q1
2010
Q2
2010
Q3
2010 TTM
EBITDA 14.1        9.2          22.0        34.2        79.5
Depreciation & Amortization (27.7)       (28.9)       (29.6)       (30.8)       (117.0)
Net Interest (3.6)         (4.1)         (7.1)         (7.6)         (22.3)
Impairment Expense - - - - -
Income Tax (Expense) Benefit 8.8          9.2          4.5          1.6          24.1
Net Income (Loss) (8.4)         (14.5)       (10.1)       (2.6)         (35.7)
We define EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization and impairments. Although not prescribed under GAAP, we believe the presentation of EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures.
EBITDA should not be considered in isolation from or as a substitute for net earnings (loss) as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. A reconciliation of net earnings (loss) to EBITDA is included in the table below.
EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, EBITDA does not represent funds available for discretionary use.

PIONEER DRILLING COMPANY

PIONEER DRILLING COMPANY

25